UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GRIFFON CORPORATION
(Name of Registrant as Specified in Its Charter)

VOSS VALUE MASTER FUND, LP VOSS VALUE-ORIENTED SPECIAL SITUATIONS FUND, LP VOSS ADVISORS GP, LLC VOSS CAPITAL, LLC TRAVIS W. COCKE H. C. CHARLES DIAO
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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2022 ANNUAL MEETING OF STOCKHOLDERS

OF

GRIFFON CORPORATION

SUPPLEMENT DATED JANUARY 19, 2022 TO PROXY STATEMENT OF VOSS VALUE MASTER FUND, LP DATED JANUARY 7, 2022

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Voss Value Master Fund, LP, a Cayman Islands limited partnership (“Voss Value Master Fund”), and the other participants in this solicitation (collectively, the “Voss Group,” “we” or “us”) are stockholders of Griffon Corporation, a Delaware corporation (“GFF” or the “Company”), who beneficially own, in the aggregate, 1,304,122 shares of common stock, $0.25 par value per share (the “Common Stock”), of the Company, representing approximately 2.3% of the outstanding shares of Common Stock.

We are furnishing this proxy statement supplement (this “Supplement”) and enclosed BLUE proxy card to GFF’s stockholders in connection with the solicitation of proxies in connection with GFF’s 2022 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”). The Annual Meeting is scheduled to be held February 17, 2022 at Dechert LLP’s offices located at 1095 Avenue of the Americas, New York, NY 10036, at 10:00 a.m. Eastern Standard Time.

We are seeking your support at the Annual Meeting for the following:

1.	To elect the Voss Group’s director nominee, H. C. Charles Diao (the “Nominee”), to the Board as a Class III director to serve until either (a) if the Declassification Proposal (defined below) is approved, the 2023 annual meeting of stockholders or until his successor is duly elected and qualified or (b) if the Declassification Proposal is not approved, the 2025 annual meeting of stockholders or until his successor is duly elected and qualified;
2.	To conduct an advisory vote on the compensation of the Company’s executive officers (the “Say-on-Pay Proposal”);

3.	To approve an amendment to the Company’s Certificate of Incorporation (as amended prior to the date hereof, the “Charter”) to phase out the classified structure of the Board (the “Declassification Proposal”);

4.	To approve an amendment to the Charter to reduce the percentage of outstanding voting power required to call a special meeting (the “Special Meeting Request Reduction Proposal”);

5.	To approve an amendment and restatement to the Company’s 2016 Equity Incentive Plan;

6.	To ratify the selection by the Company’s Audit Committee of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2022; and

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7.	To transact such other business as may properly come before the Annual Meeting.

These proposals are more fully described in the definitive proxy statement filed by Voss Value Master Fund with the Securities and Exchange Commission (the “SEC”) on January 7, 2022 (our “Proxy Statement”). We are furnishing you this Supplement to provide an update with respect to certain information included in our Proxy Statement.

UPDATE TO SLATE OF NOMINEES

On January 19, 2022, we submitted to GFF a notice updating our slate of nominees for election to GFF’s Board of Directors (the “Board”) at the Annual Meeting to reflect our withdrawal of Leviathan Winn as a nominee. H. C. Charles Diao continues to be our Nominee nominated for election to the Board at the Annual Meeting.

The Company currently has a classified Board, which is divided into three classes. The directors in each class are elected for staggered terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. As disclosed in the Company’s proxy statement, the Company is submitting the Declassification Proposal for approval by stockholders at the Annual Meeting. If approved, effective upon conclusion of the Annual Meeting, the classified Board structure will be phased out commencing upon the Annual Meeting, such that from and after the Annual Meeting, all directors who are up for election at an annual meeting of stockholders will be elected to serve for a term of one year, and the Board will be fully declassified as of the 2024 annual meeting of stockholders.

According to the Company’s proxy statement, the terms of the four Class III directors will expire at the Annual Meeting. We are not only seeking your support at the Annual Meeting to elect our Nominee, H. C. Charles Diao, but also the three candidates who have been nominated by the Company other than Robert F. Mehmel. This gives stockholders who wish to vote for our Nominee the ability to vote for a full slate of four Class III nominees in total. Your vote to elect our Nominee will have the legal effect of replacing one incumbent director of the Company with our Nominee. If elected, our Nominee will represent a minority of the members of the Board, and therefore it is not guaranteed that he will be able to implement any actions that he may believe are necessary to enhance stockholder value. There is no assurance that any incumbent director will serve as a director if our Nominee is elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

For details regarding the qualifications of our Nominee as well as our reasons for making this solicitation, please see our Proxy Statement, previously filed with the SEC and furnished to GFF’s stockholders. If you need another copy of our Proxy Statement or this Supplement, please contact Saratoga Proxy Consulting LLC (“Saratoga”), which is assisting us, at its address and phone numbers listed below.

This Supplement is dated January 19, 2022, and is first being furnished to stockholders of GFF on or about January 19, 2022. This Supplement should be read in conjunction with our Proxy Statement.

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We have updated the BLUE proxy card to reflect our updated slate of nominees and the discretionary authority being sought by Voss Value Master Fund to cast votes for certain of GFF’s nominees, as described above. If you have already cast your vote for our Nominee, H. C. Charles Diao, on the previously circulated form of BLUE proxy card, your shares will be voted for our Nominee at the Annual Meeting. However, if you do not resubmit your vote on the BLUE proxy card accompanying this Supplement, your shares will not be voted for a full slate of four Class III nominees in total. THEREFORE, EVEN IF YOU HAVE ALREADY SENT A PROXY CARD TO GFF OR VOTED ON THE PREVIOUSLY CIRCULATED FORM OF BLUE PROXY CARD, WE URGE YOU TO RESUBMIT YOUR VOTE ON THE BLUE PROXY CARD ACCOMPANYING THIS SUPPLEMENT.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of our Nominee, AGAINST the advisory vote on executive compensation, FOR the Declassification Proposal, FOR the Special Meeting Request Reduction Proposal, FOR the 2016 Equity Incentive Plan, and FOR the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

THIS SOLICITATION IS BEING MADE BY THE VOSS GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS SUPPLEMENT. SHOULD OTHER MATTERS, WHICH THE VOSS GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE VOSS GROUP URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEE.

IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS SUPPLEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting –
This Supplement, our Proxy Statement and our BLUE proxy card are available at
www.RenovateGriffon.com

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IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. The Voss Group urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of our Nominee and in accordance with the Voss Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to the Voss Group c/o Saratoga Proxy Consulting LLC, in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominee only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of the Voss Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BLUE PROXY CARD

GRIFFON CORPORATION

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF VOSS VALUE MASTER FUND, LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF GRIFFON CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Travis W. Cocke, John Ferguson and Andrew M. Freedman, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Griffon Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 annual meeting of stockholders of the Company scheduled to be held February 17, 2022 at Dechert LLP’s offices located at 1095 Avenue of the Americas, New York, NY 10036, at 10:00 a.m. Eastern Standard Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Voss Value Master Fund, LP (together with the other participants in his solicitation, the “Voss Group”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSALS 3, 4, 5 AND 6.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Voss Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

THE VOSS GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEE LISTED BELOW IN PROPOSAL 1. THE VOSS GROUP RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 2. THE VOSS GROUP RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF PROPOSALS 3 AND 4. THE VOSS GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 5 AND 6.

1.	The Voss Group’s proposal to elect H. C. Charles Diao to serve as a director of the Company.
	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW

Nominees: H. C. Charles Diao And for the three Company nominees other than Robert F. Mehmel	☐	☐	☐ ______________ ______________

The Voss Group intends to use this proxy to vote (i) “FOR” H. C. Charles Diao and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than Robert F. Mehmel, for whom the Voss Group is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominee is elected. The Voss Group does not expect that our Nominee will be unable to stand for election, but, in the event that our Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, the Voss Group has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

INSTRUCTIONS: To withhold authority to vote for any individual Nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box above and write the name of the Nominee(s) from which you wish to withhold on the lines below. You may also withhold authority to vote for one of more of the Company’s nominees other than Robert F. Mehmel by writing the name of such nominee(s) below.

_______________________________________________________________

2.	Company’s proposal to approve, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s proxy statement.
☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Company’s proposal to approve an amendment to Griffon’s Certificate of Incorporation to phase out the classified structure of the Board of Directors.
☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	Company’s proposal to approve an amendment to Griffon’s Certificate of Incorporation to reduce the percentage of outstanding voting power required to call a Special Meeting to 25%.
☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	Company’s proposal to approve the Griffon Corporation Amended and Restated 2016 Equity Incentive Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN

6.	Company’s proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.
☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.